Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Teucrium Agricultural Strategy No K-1 ETF (TILL)
Teucrium AiLA Long-Short Agriculture Strategy ETF (OAIA)
each a series of Listed Funds Trust

Supplement dated June 20, 2024
to the Summary Prospectus and Prospectus
dated August 31, 2023, as supplemented

This supplement makes the following amendments to disclosures in the Fund’s Prospectus and Summary Prospectus dated August 31, 2023:

Effective June 14, 2024, Mr. Steve Kahler, a Portfolio Manager for the Funds, has resigned from Teucrium Investment Advisors, LLC. Accordingly, all references to Mr. Kahler as a Portfolio Manager in the Funds’ Prospectus and Summary Prospectus are hereby removed. Mr. Springer Harris will continue to serve as Portfolio Manager of the Funds.

Effective immediately, Mr. Spencer Kristiansen and Mr. Joran Haugens will be added as Portfolio Managers of the Funds. The following disclosures are hereby revised to reflect the addition of Mr. Kristiansen and Mr. Haugens as Portfolio Managers:

The disclosure under the Summary Section entitled “Management - Portfolio Managers” on page 10 is amended to read as follows:

Management

Portfolio Managers:	Springer Harris, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in 2022. Spencer Kristiansen and Joran Haugens, each Portfolio Managers of the Adviser, began serving as portfolio managers of the Fund since June 2024.

The disclosure under the Summary Section entitled “Management - Portfolio Managers” on page 19 is amended to read as follows:

Management

Portfolio Managers:	Springer Harris, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in 2022. Spencer Kristiansen and Joran Haugens, each Portfolio Managers of the Adviser, began serving as portfolio managers of the Fund since June 2024.

The disclosure under the Summary Section entitled “Management - Portfolio Managers” on page 39 is amended to read as follows:

Portfolio Managers

The individuals identified below are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

Mr. Harris joined Teucrium Trading, LLC, the parent company of the Adviser, in April 2011. He has primary responsibilities for the Trade Operations for the Teucrium Funds. Prior to 2011, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.

Mr. Kristiansen joined Teucrium Trading, LLC in July of 2022. He has responsibilities for Trade Operations and analysis for the Teucrium Funds. Prior to joining the firm, Mr. Kristiansen was an Investment Counselor for Fisher Investments from December 2021 until July 2022 and a Portfolio Advisor for Bank of America Merrill Lynch from January 2019 until September 2021. He graduated summa cum laude from Champlain College with a B.S. in Finance in 2018.

Mr. Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining Teucrium, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Joran has more than 20 years of experience in execution and is series 3 certified.

The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.

Please retain this supplement with your Prospectus and Summary Prospectus

Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Teucrium Agricultural Strategy No K-1 ETF (TILL)
Teucrium AiLA Long-Short Agriculture Strategy ETF (OAIA)
each a series of Listed Funds Trust

Supplement dated June 20, 2024
to the Statement of Additional Information (“SAI”)
dated August 31, 2023, as supplemented

This supplement makes the following amendments to disclosures in the Fund’s SAI dated August 31, 2023:

Effective June 14, 2024, Mr. Steve Kahler, a Portfolio Manager for the Funds, has resigned from Teucrium Investment Advisors, LLC. Accordingly, all references to Mr. Kahler as a Portfolio Manager in the Funds’ SAI are hereby removed. Mr. Springer Harris will continue to serve as Portfolio Manager of the Funds.

Effective immediately, Mr. Spencer Kristiansen and Mr. Joran Haugens will be added as Portfolio Managers of the Funds. The following disclosures are hereby revised to reflect the addition of Mr. Kristiansen and Mr. Haugens as Portfolio Managers:

The disclosure under the section entitled “Portfolio Managers” beginning on page 21 is amended to read as follows:

PORTFOLIO MANAGERS

Springer Harris, Spencer Kristiansen and Joran Haugens serve as the Funds’ portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.

Share Ownership

The Funds are required to show the dollar ranges of a portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of May 31, 2024, Mr. Harris owned between $1 - $10,000 of Shares of the Teucrium AiLA Long-Short Agriculture Strategy ETF.

Other Accounts

In addition to the Funds, the Portfolio Managers co-managed the following other accounts for the Adviser, as of May 31, 2024, none of which were subject to a performance-based fee:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Springer Harris	0	$0	5	$294.2M	0	$0
Spencer Kristiansen	0	$0	5	$294.2M	0	$0
Joran Haugens	0	$0	5	$294.2M	0	$0

Compensation

The Funds’ Portfolio Managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Funds.

Conflicts of Interest

A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

Please retain this supplement with your SAI
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